Transocean Ltd. August-September 2011 Exhibit 99.3

Legal Disclaimer
Legal Disclaimer
The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December 31, 2010 and in the company's other filings with the
SEC, which are available free of charge on the SEC's website at
www.sec.gov.
Should one or more of
these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.  All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company’s web site at
www.deepwater.com.
This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX
Swiss Exchange. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

Transocean is the Industry Leader
Transocean is the Industry Leader
• World’s largest offshore contract driller
– Largest fleet in all asset classes
– Operate in all markets worldwide
– Significant relationships across the
customer spectrum
• Positioned to lead
– Premier position in ultra-deepwater
market segment
– Size and technical capabilities create
reinvestment opportunities

Key Investment Highlights
Key Investment Highlights
• Industry leader committed to customers, employees, and shareholders
• Visibility and stability due to solid backlog
• Financial flexibility
• Improving our fleet in accordance with strategy
• Leveraged to global opportunities in an improving market
• Committed to returning excess cash
– Dividends
Standard
Jackups
High-Spec
Jackups
Midwater Deepwater
Ultra-
Deepwater
Percent on
Contract
(1)
55% 89% 75% 72% 100%

Customer Relationships
Global Reach
Our People
Technical Expertise

Transocean

Strategy to Lead in Offshore Resource Development Strategy to Lead in Offshore Resource Development Transocean 5

6 Commitment to Drive Shareholder Value Commitment to Drive Shareholder Value Return Cash to Shareholders Capital Investment Debt Reduction Margin Improvement

Largest Worldwide Rig Fleet
Largest Worldwide Rig Fleet
(5)
RIG
141
(2)
77 (3)
74
41 41 (4)
Pro forma
Aker Drilling
0
20
40
60
80
100
120
140
160
ESV NE DO SDRL
Rigs Under Construction
Ultra- Deepwater Floaters
Deepwater Floaters
Midwater Floaters
Jackups

Diversified Revenue Source
Diversified Revenue Source
By Asset Class
(5)
By Customer
YTD June 2011 Revenues - $4.5 billion (1)
33%
36%
31%
Integrated
NOC
Independent
41%
14%
23%
12%
7% 3%
Ultra-Deepwater Deepwater
Midwater Jackups
ADTI Other

Strong Backlog Creates Visibility
Strong Backlog Creates Visibility
Total Contract Revenue Backlog - $23.6 billion
(6)
4.1
(US$ billions)
7.6
5.2
3.8
2.9
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
2011
Remaining
2012 2013 2014 2015 -20
0.8
1.2
0.6
1.2
0.8
0.7
0.3
2.2
4.6
3.6
1.9
3.0
Ultra -Deepwater Floaters
Deepwater Floaters
Midwater Floaters
Jackups

Substantial Free Cash Flow Backlog
Substantial Free Cash Flow Backlog
Total Free Cash Flow Backlog of $10.9 billion
(7)
(US$ billions)
2011
Remaining
2012 2013 2014-2019 2020-2038
0.0
1.0
2.0
3.0
4.0
5.0
1.9
1.9
1.8
0.9
3.2
0.75
1.0
1.0
Estimated Dividend Distribution
Scheduled Debt Maturities (Face Value)
Forecasted Free Cash Flow Backlog
3.2
3.4
2.6
1.9
3.1

11
Fleet Management: Create Opportunities & Drive Returns
Fleet Management: Create Opportunities & Drive Returns
2009
1. Core
2. Solid performers
3. Non-core
Future
•Acquire, build, divest and/or spin-off
•Maintain tax efficiency for future
acquisitions & divestitures
1. Ultra-deepwater
2. Harsh Environment
3. High-spec Jackups
4. High quality floaters and jackups

•Core, strategic asset portfolio
•Assessed and segmented fleet

Newbuild Philosophy Drives Investment Decisions
Newbuild Philosophy Drives Investment Decisions
Does RIG have a suitable unit available? Provide
Upgrade Can a unit be upgraded?
Is an acquisition available? Buy
Build
(To Initial Contract)
Is a newbuild appropriate?
Customer Requirements as a Starting Point

Aker Drilling - Acquisition Details
Aker Drilling - Acquisition Details
Shareholder
Value
Financing
Strategic
Impact
• Cash offer for 100% of the shares for NOK 26.50 per share
• Contributes approximately $1 billion in backlog
• Expected to be immediately accretive to RIG’s earnings
• $1.4 billion cash component financed with:
• Existing cash
• Current debt facility
• RIG assumes Aker Drilling net debt of $0.8 billion
(8)
• Ultimately adds four high specification drilling rigs
• Immediately enhances our position in Norway as well as
HDHE capabilities
• Two semisubmersibles on long-term contracts

• Demand increasing
• Continued demand growth is required to:
– Absorb uncontracted newbuilds
– Bring more idle jackups back to work
– Increase dayrates for standard units
Jackup Market More Active And Evolving
Jackup Market More Active And Evolving
Jackup Type Standard High Spec
Utilization Increasing Increasing
Tendering Pace Increasing Increasing
Contract Term Stable Increasing
Dayrates Increasing Increasing
Key Market Drivers
Current Market Overview
Transocean Fleet
(2)
- 60
Global Fleet
(9)
- 354
1
23
15 available
through 1H12
36
18
33
48
255
Contracted
Stacked Idle
Other

Midwater Market Activity Improving
• No influx of newbuilds
• Demand increasing 2H11
• Active areas include North Sea, India, & Southeast Asia
• Deepwater moored units may be threat in 2011
•
Short-term contract durations
•
Dayrates improving
•
Tendering activity accelerating
•
Stacked rigs likely to remain stacked, except in UK
Key Market Drivers
Current Market Overview
Transocean Fleet
(2)
- 28
Global Fleet
(9)
- 87
10 available
through 1H12
15
Contracted
Stacked Idle
Other

Deepwater Demand Still Slow to Respond
• Tightening ultra-deepwater and improving midwater
• Demand increasing 2H11
•
Dayrates remain stable
•
Moored / lower spec units seeing some idle time
•
Utilization improving
Key Market Drivers
Current Market Overview
Transocean Fleet
(2)
- 18
Global Fleet
(9)
- 56
3 available
through 1H12
16
Contracted
Stacked
Idle Other
5
13
10
4
3
39

Deepwater Opportunities Deepwater Opportunities • Brazil: Tendering 2+ units • Egypt: 2 units required • Australia: 3 units required • Angola: 2 units required 17 Egypt Angola Brazil Australia

Ultra-Deepwater Strengthening
Market almost sold out in 2011
– Petrobras has contracted four units
– Lack of availability increases opportunity for
deepwater fleet
Market utilization over 95%
Tendering pace accelerating
Dayrates improving
Short-term availability decreasing
Key Market Drivers
Current Market Overview
Transocean Fleet
(2)
- 27
Global Fleet
(9)
- 98
1 available
through 1H12

Demand increasing 2H11

Ultra-Deepwater Opportunities
Ultra-Deepwater Opportunities
• India:  4 units required for 3 year terms
• Southeast Asia:  Several short term tenders
• Nigeria:  2+ units for term work
• UK:  Strong demand for summer season
• Norway:  Undersupplied – Customers urgent to contract
• Australia:  1+ unit
India
Southeast Asia
Australia
Nigeria
North Sea
UK

Long-Term Ultra-Deepwater Outlook is Positive
Long-Term Ultra-Deepwater Outlook is Positive
Philippines
India
China
Indonesia
Australia
Mozambique / Tanzania
Black Sea / Turkey
Israel
Gabon
Cote d’Ivoire
Ghana
Liberia
Sierra Leona
Brazil
USGOM
Mexico

Macondo Update
Macondo Update
• RIG internal investigation report issued on June 22, 2011
– Concluded the incident was the result of interrelated well design, construction, and temporary abandonment decisions that compromised the integrity of the well
• BOEMRE/USCG final reports expected soon
• Continued confidence in indemnity
– Broad indemnity in BP-Deepwater Horizon drilling contract
– BP’s failure to honor the indemnity obligations would significantly alter the
E&P – Oilfield Services operating model

Key Investment Highlights - Recap
Key Investment Highlights - Recap
• Industry leader committed to customers, employees, and shareholders
• Visibility and stability due to solid backlog
• Financial flexibility
• Improving our fleet in accordance with strategy
• Leveraged to global opportunities in an improving market
• Committed to returning excess cash
– Dividends
Standard
Jackups
High-Spec
Jackups
Midwater Deepwater
Ultra-
Deepwater
Percent on
Contract
(1)
55% 89% 75% 72% 100%

Transocean Ltd. August-September 2011

Footnotes
Footnotes
(1)
Amounts have been restated to reflect the impact of discontinued operations.
(2)
Per Fleet Status Report issued July 13, 2011 & Fleet Update Summary issued August 17, 2011. Floaters classifications are by water depth as described in the Fleet Status Report.  Harsh Environment Floaters are included in the appropriate water depth classification.  “Jackups”
includes High-Specification Jackups and Standard Jackups.  Rig count is 134, plus 4 newbuilds, less one “other” rigs (one drilling barge).  Rigs
Under Construction are inclusive of rigs to be accepted by the customer subsequent to August 17, 2011. “Idle” and “Stacked” rig classifications are as described in the Fleet Status Report.
(3)
Excludes submersible rigs.
(4)
Excludes tender rigs.
(5)
“Jackups” includes High-Specification Jackups and Standard Jackups.
(6)
Calculated by multiplying the contracted operating dayrate by the firm contract period for 2011 and future periods as of the Fleet Status
Report issued July 13, 2011. Firm commitments are represented by signed drilling contracts or, in some cases, by other definitive agreements awaiting contract execution.  Our contract backlog is calculated by multiplying the full contractual operating dayrate by the number of days remaining in the firm contract period, excluding revenues for mobilization, demobilization and contract preparation or other incentive provisions, which are not expected to be significant to our contract drilling revenues.  The contractual operating dayrate may be higher than the actual dayrate we receive or we may receive other dayrates included in the contract, such as a waiting-on-weather rate, repair rate, standby rate or force majeure rate.  The contractual operating dayrate may also be higher than the actual dayrate we receive because of a number of factors, including rig downtime or suspension of operations.  In certain contracts, the dayrate may be reduced to zero if, for example, repairs extend beyond a stated period of time.
(7)
“Free Cash Flow Backlog” is defined as revenue backlog, plus firm mobilization revenue for contracts not started, less the following:
operating expenditures, overhead costs (except general and administrative costs), firm mobilization costs, cash income taxes, and firm capital expenditures based on current contract backlog from the company’s Fleet Status Report as of July 13, 2011. Includes the cash balance as of June 30, 2011.  In preparing the scheduled maturities of our debt, presented as of June 30, 2011 for future periods, we assumed the noteholders exercise their options to require us to repurchase the 1.50% Series B and 1.50% Series C Convertible Senior Notes
in December 2011 and 2012, respectively.
(8)
“Net debt” is defined as the aggregate carrying amount of debt, net of (a) cash and cash equivalents and (b) cash balances that are designated as security for certain debt instruments.  At June 30, 2011, Aker’s aggregate carrying amount of debt was $2.0 billion.
(9)
Data from ODS-Petrodata as of August 22, 2011.  Analysis by Transocean. Includes competitive rigs which have completed construction on or before August 22, 2011. Jackups are defined as independent cantilever.  “Other” includes, but is not limited to, rigs which are not under contract and are en route, in port, in shipyard, out of service, undergoing acceptance testing, or on standby.
(10)
This presentation is unaudited.